                                                                    EXHIBIT 10.1



                                 FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of October 18, 2002, among FLEMING COMPANIES, INC., the lenders party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                   WITNESSETH:


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 18, 2002 (the "Credit Agreement"); and

                  WHEREAS, the parties hereto hereby agree as follows;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Additional Asset Sale Basket Amount" in its entirety.

                  2. The definition of "Applicable Commitment Fee Percentage" in
Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the table appearing therein:

                  "PROVIDED that from and after the effectiveness of the First Amendment to this Agreement, dated as of October 18, 2002, until such time (if any) as the Term Loans have been repaid in full, the respective percentages in the Applicable Commitment Fee Percentage column in the table above shall be increased by 0.25% (with such percentages to return to the levels otherwise provided by this definition (without giving effect to this proviso) after the repayment in full of the Term Loans) ."

                  3. The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by restating the first clause (x) thereof as follows:

                  "(x) with respect to B Term Loans (i) in the case of Eurodollar Term Loans, 2.50% and (ii) in the case of ABR Term Loans, 1.50%"

                  The table appearing in the definition of "Applicable Rate" in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

                                                                                       ABR
                                                                                      Revolving       ABR Revolving
                                       Eurodollar     Eurodollar      ABR Revolving   Loans and       Loans and
                       Eurodollar      Revolving      Revolving       Loans and       Swingline       Swingline
          Total        Revolving       Loans when     Loans when      Swingline       Loans when      Loans when
          Leverage     Loans when 0%   33.3% < x <=   66.6% < x <=    Loans when 0%   33.3% < x <=    66.6% < x <=
Level     Ratio        <= x <= 33.3%   66.6%          100%            <= x <= 33.3%   66.6%           100%
--------- ------------ --------------- -------------- --------------- --------------- --------------- ---------------
2         Greater      2.00%           2.25%          2.50%           1.00%            1.25%          1.50%
          than or
          equal to
          3.00:1.00
--------- ------------ --------------- -------------- --------------- --------------- --------------- ---------------
1         Less than    1.75%           2.00%          2.25%           0.75%            1.00%          1.25%
          3.00:1.00
--------- ------------ --------------- -------------- --------------- --------------- --------------- ---------------

                  The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby further amended by (1) deleting the ratio "3.50:1.00" appearing in the penultimate sentence thereof and inserting the ratio "3.00:1.00" in lieu thereof and (2) deleting the text "(i) 2.00% in the case of Eurodollar Revolving Loans and (ii) 1.00% in the case of ABR Revolving Loans and Swingline Loans and (y) at any time when an Event of Default exists, the Highest Applicable Rates" in the last sentence thereof and by inserting in lieu thereof the text "(i) 2.25% in the case of Eurodollar Revolving Loans and (ii) 1.25% in the case of ABR Revolving Loans and Swingline Loans and (y) at any time when an Event of Default exists, the Highest Applicable Rates; PROVIDED that if on or prior to the Borrower's fiscal year ended closest to December 31, 2002, the Borrower has not received Net Proceeds in a minimum aggregate amount of $150,000,000 from all Retail Store Sales theretofore consummated, from and thereafter the respective percentages in each column set forth across Level 2 in the table above and the Applicable Rates applicable to B Term Loans as provided above shall each be increased by 0.25%".

                  4. The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by deleting the text beginning with "and
(e) any extraordinary, unusual or non-recurring expenses" and ending with "in the respective period in which such charge was taken" and replacing in lieu thereof the following text:

                  "(e) to the extent (x) the Borrower has received Net Proceeds from Retail Store Sales in a minimum aggregate amount of $425,000,000 and (y) such Net Proceeds have been applied as required pursuant to Section 2.12(b), any costs, expenses and penalties incurred as a result of the early termination of retail leases in a maximum aggregate amount not to exceed $25,000,000, (it being understood that any such costs, expenses or penalties incurred during a period prior to the satisfaction of the conditions set forth in preceding clauses (x) and (y) shall be added back for calculations of Consolidated EBITDA that include such period after such time as the conditions set forth in clauses (x) and (y) have been satisfied) and (f) any extraordinary, unusual or non-recurring expenses or losses except for the amount of cash payments made in respect of such expenses or losses in the respective period in which such charge was taken"

                  5. The definition of "Significant Asset Disposition" in
Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "It is understood and agreed that each Retail Store Sale shall constitute a Significant Asset Disposition for the purposes of calculations of Consolidated EBITDA made in determining compliance with Sections 2.05, 6.03(a)(iv), (v), (ix) and (x), 6.03(b)(ix), 6.06(vii), 6.09 and 6.10 and in
determining the Applicable Rate."

                  6. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their correct alphabetical order:

                  "Immaterial Retail Store Sales" means any Retail Store Sale where the aggregate fair market value of the assets subject to such sale (as determined by the Borrower in good faith) does not exceed $2,500,000."

                  "Maximum Notes Prepayment Amount" means, initially, $0, PROVIDED that (i) from and after such time (if any) as the Borrower has received Net Proceeds from Retail Store Sales in a minimum aggregate amount of $150,000,000 and such Net Proceeds have been applied as required pursuant to
Section 2.12(b), the Maximum Notes Prepayment Amount shall instead mean $25,000,000 and (ii) from and after such time (if any) as the Term Loans have been repaid in full, the Maximum Notes Prepayment Amount shall instead mean $50,000,000, PROVIDED that the Maximum Notes Prepayment Amount shall be further increased by an amount not to exceed $25,000,000 for all prepayments, repurchases, redemptions, defeasances or retirements of Existing Notes and/or New Senior Notes made pursuant to Section 6.03(b)(vi) after the repayment in full of all Term Loans and in reliance on this proviso so long as at the time of each such respective prepayment, repurchase, redemption, defeasance or retirement the aggregate unutilized Revolving Commitments equal or exceed $200,000,000".

                  "Retail Store Sales" has the meaning provided in Section 6.02(c)."

                  7. Section 2.09(c) is hereby amended by inserting the following new sentence at the end thereof:

                  "In addition, upon the earlier of (i) the last day of the Borrower's fiscal quarter ending closest to March 31, 2003 and (ii) the consummation by the Borrower of Retail Store Sales generating Net Proceeds of at least $400,000,000, the Revolving Commitments shall be permanently reduced to $475,000,000."

                  8. Section 2.12(b) is hereby amended by deleting the text beginning with "(x) in the case of any Asset Disposition" and ending with "notifies the Administrative Agent that it intends to use such Net Proceeds" and replacing in lieu thereof the following text:

                  "prepay outstanding Term Loans in an aggregate amount equal to 100% of such Net Proceeds; PROVIDED that (i) if a Specified Default then exists or will exist immediately after giving effect to the respective Asset Disposition, the Borrower shall make the prepayments required by the clause immediately preceding this proviso after receipt of any such Net Proceeds, (ii) so long as no Specified Default then exists, with respect to no more than $25,000,000 of cash proceeds in any fiscal year of the Borrower which would otherwise be required to be applied to the repayment of Loans pursuant to the clause immediately preceding this proviso, the Borrower shall not be subject to the obligation to make the prepayments otherwise required by the clause immediately preceding this proviso if within 350 days after the receipt thereof, the Borrower reinvests such Net Proceeds in capital assets (although proceeds from Retail Store Sales shall not be permitted to be reinvested pursuant to this clause (ii) but shall be required to be applied to prepay Loans as provided above) and (iii) in the case of any Asset Disposition of the type described in clause (c) of the definition thereof, so long as no Specified Default then exists, the Borrower shall not be subject to the obligation to make the prepayments otherwise required by the clause immediately preceding this proviso if within 10 Business Days the Borrower notifies the Administrative Agent that it intends to use such Net Proceeds".

                  9. Section 6.02(c) is hereby deleted in its entirety and the following text is inserted in lieu thereof:

                  "(c) the Borrower and its Subsidiaries may sell assets (including the Equity Interests of any Subsidiary but only if 100% of the Equity Interests of such Subsidiary held by the Borrower and its other Subsidiaries are sold, but excluding intercompany Indebtedness or other obligations (other than real property leases) among the Borrower and its Subsidiaries), so long as (i) in the event that the fair market value (as determined in good faith by the Borrower) of the assets the subject of such sale exceeds $25,000,000, the Borrower is in compliance with Sections 6.09, 6.10 and 6.11 on a Pro Forma Basis after giving effect thereto, (ii) each such sale is in an arm's-length transaction and the Borrower or respective Subsidiary receives at least fair market value therefor (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (iii) except in the case of Immaterial Retail Store Sales, the total consideration (taking the amount of cash and Temporary Cash Investments, and the fair market value (as determined by the Borrower in good faith) of all other consideration received by the Borrower or such Subsidiary) is paid at the time of the closing of such sale and is at least 75% cash, (iv) the Net Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 2.12(b) and (v) the aggregate amount of the proceeds (taking the amount of cash and Temporary Cash Investments, and the fair market value (as determined by the Borrower in good faith) of all other consideration) received from all assets sold pursuant to this clause (c) in any fiscal year of the Borrower shall not exceed $50,000,000; PROVIDED that the Borrower may sell retail stores (and the related inventory, equipment and similar assets located therein and related assets (as reasonably determined by the Borrower in good faith)) of the Borrower and its Subsidiaries, or the Equity Interests of one or more Subsidiaries substantially all of whose assets consist of retail stores and the related inventory, equipment and similar property located therein and related assets (as reasonably determined by the Borrower in good faith) (each such sale, a "Retail Store Sale") without regard to the dollar limitation set forth above in clause (v) so long as all such Retail Store Sales are otherwise consummated in accordance with the provisions of this clause (c)".

                  10. Section 6.03(b)(vi) of the Credit Agreement is hereby deleted in its entirety and the following text is inserted in lieu thereof:

                  "(vi) (x) Later Maturing Indebtedness in an aggregate principal amount not in excess of $10,000,000 and (y) Existing Notes and/or New Senior Notes not to exceed in the aggregate at any time the Maximum Notes Prepayment Amount;"

                  11. Section 6.10 of the Credit Agreement is hereby restated in its entirety as follows:

                  "SECTION 6.10. TOTAL LEVERAGE RATIO. The Borrower will not permit the Total Leverage Ratio at any time during any period set forth below to exceed the respective ratio set forth opposite such period below (subject to adjustment as described in the immediately succeeding sentences at any time when same is applicable in accordance with its terms):

           Period                                                                       Ratio
           ------                                                                       -----
           From the last day of the Borrower's fiscal quarter                           4.75:1.00
           ending closest to September 30, 2002 to, but not
           including, the last day of the Borrower's fiscal
           quarter ending closest to March 31, 2003

           Thereafter to, but not including, the last day                               4.25:1.00
           of the Borrower's fiscal year ending closest to
           December 31, 2003

           Thereafter to, but not including, the last day                               4.00:1.00
           of the Borrower's fiscal year ending closest to
           December 31, 2004

           Thereafter to, but not including, the last day                               3.75:1:00
           of the Borrower's fiscal year ending closest to
           December 31, 2005

           Thereafter                                                                   3.50:1:00

Notwithstanding anything to the contrary contained in the table set forth above,
(i) if on or prior to the last day of the Borrower's fiscal year ended closest to December 31, 2002, the Borrower has received Net Proceeds in an aggregate amount of at least $150,000,000 from all Retail Store Sales, the required compliance levels pursuant to this covenant for the period beginning 10 Business Days after the Borrower's receipt of such Net Proceeds, to, but not including, the last day of the Borrower's fiscal quarter ended closest to March 31, 2003 shall be 4.50:1.00, (ii) if on or prior to the last day of the Borrower's fiscal quarter ended closest to March 31, 2003, the Borrower has received Net Proceeds in an aggregate amount of at least $400,000,000 from all Retail Store Sales, the required compliance levels pursuant to this covenant for the period beginning on the date of the Borrower's receipt of such Net Proceeds, to, but not including, the last day of the Borrower's fiscal quarter ended closest to September 30, 2003 shall be 4.50:1.00 and (iii) at any time from September 1 to and including December 15 of each year (beginning with the year 2003) the maximum permitted Total Leverage Ratio as otherwise set forth in the table above (or if clause
(ii) is applicable, as otherwise set forth in such clause (ii)) for the applicable period shall be adjusted by increasing the numerator by 0.25 (for example, if preceding clause (ii) is not applicable, for the period from September 1, 2003 to and including

December 15, 2003, the maximum permitted Total Leverage Ratio would be increased from 4.25:1.00 to 4.50:1.00 and if preceding clause (ii) is applicable, for the period from September 1, 2003 to but not including the last day of the Borrower's fiscal quarter ending closest to September 30, 2003, the maximum permitted Total Leverage Ratio would be increased from 4.50:1.00 to 4.75:1.00, and for the period from the last day of the Borrower's fiscal quarter ending closest to September 30, 2003 to and including December 15, 2003, the maximum permitted Total Leverage Ratio would be increased from 4.25:1.00 to 4.50:1.00)."

                  12. Section 6.11 is hereby amended by inserting the following text at the end thereof:

                  "PROVIDED that upon the earlier of (i) the receipt by the Borrower of Net Proceeds from Retail Store Sales in a minimum aggregate amount of $150,000,000 and (ii) the last day of the Borrower's fiscal quarter ending closest to March 31, 2003, the Borrower will not permit the Asset Coverage Ratio to be less than 2.50:1.00 at any time."

                  13. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on the date hereof, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date.

                  14. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                  15. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  16. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  17. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower, the Required Lenders and the Majority Lenders holding Revolving Commitments shall have signed a counterpart hereof and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the address provided in Section 9.01(b) of the Credit Agreement by 2:00 p.m. (New York City time) on October 18, 2002, PROVDIED that, notwithstanding anything to the contrary contained above in this sentence, the amendment contained in Section 12 of this Amendment shall not be effective until such time as the conditions set forth above in this sentence have been met and the Aggregate Supermajority Lenders shall have signed a counterpart hereof and shall have delivered

(including by way of telecopier) the same to the Administrative Agent at the address provided in Section 9.01(b) of the Credit Agreement and (ii) the Borrower shall have paid to the Administrative Agent for distribution to each Lender who has delivered an executed counterpart hereof by 2:00 p.m. (New York City time) on October 18, 2002 as provided in clause (i) above a non-refundable cash fee in an amount equal to 12.5 basis points (0.125%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Commitment of such Lender, in each case as same is in effect on the First Amendment Effective Date.

                  18. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                           FLEMING COMPANIES, INC.


                           By     /s/ Matthew H. Hildreth
                             ---------------------------------------------
                           Name:  Matthew H. Hildreth
                           Title: Senior Vice President, Finance
                                  and Treasurer

                           DEUTSCHE BANK TRUST COMPANY
                               AMERICAS, Individually and as
                               Administrative Agent


                           By  /s/ Marguerite Sutton
                             ---------------------------------------------
                               Name:    Marguerite Sutton
                               Title:   Vice President

                           Centurion CDO VI, LTD
                           By:  American Express Asset
                           Management Group Inc. as Collateral
                           Manager

                           By       /s/ Steven B. Staver
                             -------------------------------------------
                           Name:    Steven B. Staver
                           Title:   Managing Director

                           American Express Certificate Company
                           By:  American Express Asset
                           Management Group Inc. as Collateral
                           Manager

                           By       /s/ Steven B. Staver
                             -------------------------------------------
                           Name:    Steven B. Staver
                           Title:   Managing Director

                           IDS Life Insurance Company
                           By:  American Express Asset
                           Management Group Inc. as Collateral
                           Manager

                           By       /s/ Steven B. Staver
                             -------------------------------------------
                           Name:    Steven B. Staver
                           Title:   Managing Director

                           Sequils - Centurion V, Ltd.
                           By:  American Express Asset
                           Management Group Inc. as Collateral
                           Manager

                           By       /s/ Steven B. Staver
                             -------------------------------------------
                           Name:    Steven B. Staver
                           Title:   Managing Director

                           Mariner CDO 2002, LTD.

                           By       /s/ David Mahon
                             ---------------------------------------
                           Name:    David Mahon
                           Title:   Vice President

                           VENTURE CDO 2002, LIMITED

                           By its investment advisor, Barclays Capital
                           Asset Management Limited,

                           By its sub-advisor, Barclays Bank PLC,
                           New York Branch

                           By       /s/ Martin F. Davey
                             -------------------------------------------
                           Name:    Martin F. Davey
                           Title:   Director

                           VENTURE II CDO 2002, LIMITED

                           By its investment advisor, Barclays Capital
                           Asset Management Limited,

                           By its sub-advisor, Barclays Bank PLC,
                           New York Branch

                           By       /s/ Martin F. Davey
                             -------------------------------------------
                           Name:    Martin F. Davey
                           Title:   Director

                           KZH CYPRESSTREE-1 LLC

                           By       /s/ Susan Lee
                             --------------------------------------
                           Name:    Susan Lee
                           Title:   Authorized Agent

                           KZH ING-2 LLC

                           By       /s/ Susan Lee
                             -------------------------------------------
                           Name:    Susan Lee
                           Title:   Authorized Agent

                           KZH STERLING LLC

                           By       /s/ Susan Lee
                             -------------------------------------------
                           Name:  Susan Lee
                           Title: Authorized Agent

                           BLACK DIAMOND INTERNATIONAL
                           FUNDING, LTD.

                           By       /s/ Alan Corkish
                             ---------------------------------------
                           Name:  Alan Corkish
                           Title: Director

                           BANK OF AMERICA, N.A.

                           By       /s/ William Sweeney
                             ------------------------------------------
                           Name:    William Sweeney
                           Title:   Managing Director

                           MAGNETITE IV CLO, LIMITED

                           By       /s/ M. Williams
                             -------------------------------------------
                           Name:    M. Williams
                           Title:   Director

                           BNP Paribas

                           By       /s/ Angela Bentley Arnold
                             ------------------------------------------------
                           Name:  Angela Bentley Arnold
                           Title: Vice President

                           By     /s/ Craig Pierce
                             -------------------------------------------
                           Name:  Craig Pierce
                           Title: Associate

                           Sierra CLO I

                           By       /s/ John M. Casparian
                             -------------------------------------------
                           Name:  John M. Casparian
                           Title: Chief Operating Officer

                           CIT Business Credit Inc.
                           By       /s/ Vincent Belcastro
                             --------------------------------------------
                           Name:    Vincent Belcastro
                           Title:   Vice President

                           COMERICA BANK

                           By       /s/ Mark B. Grover
                             -------------------------------------------
                           Name:    Mark B. Grover
                           Title:   First Vice President

                           KZH CNC LLC

                           By       /s/ Susan Lee
                             ------------------------------------
                           Name:    Susan Lee
                           Title:   Authorized Agent

                           JUPITER LOAN FUNDING LLC

                           By     /s/ Ann E. Morris
                             ----------------------
                           Name:  Ann E. Morris
                           Title: Assistant Vice President

                           WINGED FOOT FUNDING TRUST

                           By       /s/ Ann E. Morris
                             ----------------------------------------
                           Name:  Ann E. Morris
                           Title: Authorized Agent

                           Atrium CDO

                           By       /s/ Andrew H. Marshak
                             ------------------------------------------
                           Name:    Andrew H. Marshak
                           Title:   Authorized Signatory

                           FIRST DOMINION FUNDING I

                           By       /s/ Andrew H. Marshak
                             -------------------------------------------
                           Name:    Andrew H. Marshak
                           Title:   Authorized Signatory

                           FIRST DOMINION FUNDING II

                           By       /s/ Andrew H. Marshak
                             -------------------------------------------
                           Name:    Andrew H. Marshak
                           Title:   Authorized Signatory

                           CSAM FUNDING I

                           By       /s/ Andrew H. Marshak
                             -------------------------------------------
                           Name:    Andrew H. Marshak
                           Title:   Authorized Signatory

                           CSAM FUNDING II

                           By       /s/ Andrew H. Marshak
                             -------------------------------------------
                           Name:    Andrew H. Marshak
                           Title:   Authorized Signatory

                           BRYAN MAWR CLO, Ltd.
                           By:  Deerfield Capital Management LLC as its
                              Collateral Manager

                           By       /s/ Matt Stouffer
                             -------------------------------------------
                           Name:    Matt Stouffer
                           Title:   Vice President

                           ROSEMONT CLO, Ltd.
                           By:  Deerfield Capital Management LLC as its
                           Collateral Manager

                           By       /s/ Matt Stouffer
                             -------------------------------------------
                           Name:    Matt Stouffer
                           Title:   Vice President

                           MUIRFIELD TRADING LLC

                           By       /s/ Ann E. Morris
                             -------------------------------------------
                           Name:    Ann E. Morris
                           Title:   Assistant Vice President

                           OLYMPIC FUNDING TRUST, SERIES 1999-1

                           By       /s/ Ann E. Morris
                             -------------------------------------------
                           Name:    Ann E. Morris
                           Title:   Authorized Agent

                           SEQUILS-Cumberland I, Ltd.
                           By:  Deerfield Capital Management LLC as its
                           Collateral Manager

                           By       /s/ Matt Stouffer
                             -------------------------------------------
                           Name:    Matt Stouffer
                           Title:   Vice President

                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                           By       /s/ John Thacker
                             -------------------------------------------
                           Name:    John Thacker
                           Title:   Chief Credit Officer

                           SENIOR DEBT PORTFOLIO
                           By:  Boston Management and Research
                                as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Eaton Vance Senior Income Trust
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Eaton Vance Institutional Senior Loan Fund
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Oxford Strategic Income Fund
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Eaton Vance CDO III, Ltd.
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Eaton Vance CDO IV, Ltd.
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Costantinus Eaton Vance CDO V, Ltd.
                           By:  Eaton Vance Management as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Grayson & Co
                           By:  Boston Management and Research
                                as Investment Advisor

                           By       /s/ Payson F. Swaffield
                             -------------------------------------------
                           Name:    Payson F. Swaffield
                           Title:   Vice President

                           Fortis Capital Corp.

                           By       /s/ John C. Preneta
                             -------------------------------------------
                           Name:  John C. Preneta
                           Title: Executive Vice President

                           Fortis Capital Corp.

                           By     /s/ John O'Connor
                             -------------------------------------------
                           Name:  John O'Connor
                           Title: Managing Director

                           FRANKLIN CLO I, LTD

                           By       /s/ Richard Hsu
                             -------------------------------------------
                           Name:    Richard Hsu
                           Title:   Vice President

                           FRANKLIN CLO II, LTD

                           By       /s/ Richard Hsu
                             -------------------------------------------
                           Name:    Richard Hsu
                           Title:   Vice President

                           FRANKLIN CLO III, LTD

                           By       /s/ Richard Hsu
                             -------------------------------------------
                           Name:    Richard Hsu
                           Title:   Vice President

                           FRANKLIN FLOATING RATE TRUST

                           By       /s/ Richard Hsu
                             -------------------------------------------
                           Name:    Richard Hsu
                           Title:   Vice President

                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By       /s/ W. Jerome McDermott
                             -------------------------------------------
                           Name:    W. Jerome McDermott
                           Title:   Duly Authorized Signatory

                           KZH WATERSIDE LLC

                           By       /s/ Susan Lee
                             -------------------------------------------
                           Name:    Susan Lee
                           Title:   Authorized Agent

                           GUARANTY BANK

                           By       /s/ Donald R. Pullen
                             -------------------------------------------
                           Name:  Donald R. Pullen
                           Title: Senior Vice President

                           Harch CLO I, Ltd.

                           By       /s/ Michael E. Lewitt
                             -------------------------------------------
                           Name:    Michael E. Lewitt
                           Title:   Authorized Signatory

                           Blue Square Funding Series 3
                           By:  Deutsche Bank Trust Company Americas

                           By       /s/ Susan Anderson
                             -------------------------------------------
                           Name:    Susan Anderson
                           Title:   Assistant Vice President

                           California Public Employees' Retirement System
                           By:  Highland Capital Management, L.P.
                           As Authorized Representative of the Board

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:    Louis Koven
                           Title:   Executive Vice President - CFO

                           ELF Funding Trust I
                           By:  Highland Capital Management, L.P.
                           As Collateral Manager

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:    Louis Koven
                           Title:   Executive Vice President - CFO

                           EMERALD ORCHARD LIMITED

                           By       /s/ David G. Parker
                             -------------------------------------------
                           Name:    David G. Parker
                           Title:   Attorney-in-fact

                           GLENEAGLES TRADING LLC

                           By       /s/ Ann E. Morris
                             -------------------------------------------
                           Name:    Ann E. Morris
                           Title:   Assistant Vice President

                           KZH HIGHLAND-2 LLC

                           By       /s/ Susan Lee
                             -------------------------------------------
                           Name:    Susan Lee
                           Title:   Authorized Agent

                           Highland Loan Funding V Ltd.
                           By:  Highland Capital Management, L.P.
                           As Collateral Manager

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:    Louis Koven
                           Title:   Executive Vice President - CFO

                           Pam Capital Funding L.P.
                           By:  Highland Capital Management, L.P.
                           As Collateral Manager

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:  Louis Koven
                           Title: Executive Vice President - CFO

                           Restoration Funding CLO, Ltd.
                           By:  Highland Capital Management, L.P.
                           As Collateral Manager

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:    Louis Koven
                           Title:   Executive Vice President - CFO

                           Highland Legacy Limited
                           By:  Highland Capital Management, L.P.
                           As Collateral Manager

                           By       /s/ Louis Koven
                             -------------------------------------------
                           Name:    Louis Koven
                           Title:   Executive Vice President - CFO

                           PACIFICA PARTNERS I, L.P.
                           By:  Imperial Credit Asset Management
                           As its Investment Manager

                           By       /s/ Mary Shaifer
                             -------------------------------------------
                           Name:    Mary Shaifer
                           Title:   Vice President

                           INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                           By:  Indosuez Capital as Portfolio Advisor

                           By       /s/ Charles Kobayashi
                             -------------------------------------------
                           Name:    Charles Kobayashi
                           Title:   Principal and Portfolio Manager

                           JPMorgan Chase Bank

                           By       /s/ Teri Streusand
                             -------------------------------------------
                           Name:    Teri Streusand
                           Title:   Vice President

                           LEHMAN COMMERICIAL PAPER INC.

                           By       /s/ Francis J. Chang
                             -------------------------------------------
                           Name:    Francis J. Chang
                           Title:   Authorized Signatory

                           CONTINENTAL CASUALTY COMPANY

                           By       /s/ Dennis R. Hemme
                             -------------------------------------------
                           Name:    Dennis R. Hemme
                           Title:   Vice President

                           Manufacturers and Traders Trust Company

                           By       /s/ Christopher Kania
                             -------------------------------------------
                           Name:    Christopher Kania
                           Title:   Vice President

                           MAPLEWOOD (CAYMAN) LIMITED
                           By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                           By       /s/ Mary Ann McCarthy
                             -------------------------------------------
                           Name:    Mary Ann McCarthy
                           Title:   Managing Director

                           MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                           By: David L. Babson & Company Inc. as Investment Advisor

                           By       /s/ Mary Ann McCarthy
                             -------------------------------------------
                           Name:    Mary Ann McCarthy
                           Title:   Managing Director

                           Mizuho Corporate Bank

                           By       /s/ Vincent M. Iugato
                             -------------------------------------------
                           Name:    Vincent M. Iugato
                           Title:   Senior Vice President and Group Head

                           Morgan Stanley Prime Income Trust

                           By       /s/ Sheila A. Finnerty
                             -------------------------------------------
                           Name:    Sheila A. Finnerty
                           Title:   Executive Director

                           National City Bank

                           By       /s/ Stephen Bassett
                             -------------------------------------------
                           Name:  Stephen Bassett
                           Title: Assistant Vice President

                           ELF FUNDING TRUST III
                           By: New York Life Investment Management, LLC, as Attorney-in-Fact

                           By       /s/ Robert H. Dial
                             -------------------------------------------
                           Name:    Robert H. Dial
                           Title:   Vice President

                           NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                           By: New York Life Investment Management, LLC, its Investment Manager

                           By       /s/ Robert H. Dial
                             -------------------------------------------
                           Name:    Robert H. Dial
                           Title:   Vice President

                           Nomura Bond & Loan Fund

                           By:  UFJ Trust Company of New York as Trustee

                           By: Nomura Corporate Research and Asset Management Inc. as Attorney-in-Fact

                           By       /s/ Elizabeth Maclean
                             -------------------------------------------
                           Name:    Elizabeth Maclean
                           Title:   Vice President

                           Clydesdale CLO 2001-1, LTD
                           By:  Nomura Corporate Research and Asset
                           Management Inc. as Collateral Manager

                           By       /s/ Elizabeth Maclean
                             -------------------------------------------
                           Name:    Elizabeth Maclean
                           Title:   Vice President

                           OPPENHEIMER SENIOR FLOATING RATE FUND

                           By       /s/ Bill Campbell
                             -------------------------------------------
                           Name:    Bill Campbell
                           Title:   Manager

                           PILGRIM CLO 1999-1 LTD.
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President

                           PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD,
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President

                           ML CLO XII PILGRIM AMERICA
                           (CAYMAN) LTD,
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President

                           SEQUILS - PILGRIM I, LTD
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President

                           ING PRIME RATE TRUST
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President

                           ING SENIOR INCOME FUND
                           By:  ING Investments, LLC as its
                           Investment Manager

                           By       /s/ Brian S. Horton
                             -------------------------------------------
                           Name:    Brian S. Horton
                           Title:   Vice President